UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

NTN BUZZTIME, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-11460	31-1103425
Commission File Number	(IRS Employer Identification No.)

2231 Rutherford Road, Suite 200 Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Form 8-K on Form 8-K/A (this “Amendment”) amends and restates in its entirety Item 5.07 of the Current Report on Form 8-K of the registrant filed with the Securities and Exchange Commission on June 11, 2013 (the “Original Filing”). This Amendment is being filed to correct the name of one of the individuals that was elected as a director until the 2014 annual meeting of stockholders.

This Amendment contains only this Explanatory Note, Item 5.07 as amended and restated, and the Signature Page. This Amendment should be read together with the Original Filing. This Amendment speaks as of the filing date of the Original Filing, does not reflect events that may have occurred subsequent to such filing date, and does not modify or update in any way disclosures made in the Original Filing except with respect to Item 5.07.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2013 annual meeting of stockholders held on June 7, 2013, the Company’s stockholders considered and voted upon the following proposals:

1.	To elect five (5) directors to hold office until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of total authorized shares from 94,000,000 to 178,000,000 and to increase the number of authorized shares of common stock from 84,000,000 to 168,000,000;

4.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and

5.	To vote on a non-binding advisory basis regarding the frequency of future voting on the non-binding advisory vote on the compensation of the Company’s named executive officers.

The number of shares of common stock issued, outstanding and eligible to vote at the 2013 annual meeting as of the record date of April 12, 2013 was 71,542,491. The final voting results on each of the matters presented to the stockholders are as follows:

1.	Election of Directors: The five (5) individuals below were elected as directors until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Jeff Berg	45,353,018	517,108	15,426,217
Mary Beth Lewis	36,007,190	9,862,936	15,426,217
Steve Mitgang	44,500,785	1,369,341	15,426,217
Tony Uphoff	45,085,583	784,543	15,426,217
Paul Yanover	45,085,683	784,443	15,426,217

2.	Ratification of Mayer Hoffman McCann, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013: The appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified.

For	Against	Abstain
61,098,680	136,304	61,359

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3.	Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of total authorized shares from 94,000,000 to 178,000,000 and to increase the number of authorized shares of common stock from 84,000,000 to 168,000,000: The amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares was approved.

For	Against	Abstain
57,000,378	3,842,537	453,428

4.	Vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers: The non-binding advisory resolution of the compensation of the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Votes
35,745,654	9,802,987	321,485	15,426,217

5.	Vote on a non-binding advisory basis regarding the frequency of future voting on the non-binding advisory vote on the compensation of the Company’s named executive officers: The alternative (every year, every other year or every three years) that received the largest number of votes (other than “abstain”) was designated the stockholders’ non-binding preference as to frequency of future voting on the non-binding advisory vote on the compensation of the Company’s named executive officers. The stockholders’ non-binding preference was every three years.
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
18,128,864	985,314	25,776,067	979,881	15,426,217

In light of and in accordance with the stockholder’s non-binding preference, the Company has decided to include a non-binding advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every three years until the next required non-binding advisory vote on the frequency of voting on the non-binding advisory vote on the compensation of the Company’s named executive officers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Dated: June 13, 2013	By:	/s/ Kendra Berger
Kendra Berger Chief Financial Officer

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